Exhibit 10.27

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  AND EXTENSION

   THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND EXTENSION, dated as of the 10th day of June, 1999 (this "Amendment"), is made among EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), and FIRST UNION NATIONAL BANK (the "Lender").


                                    RECITALS

   A. The borrower and the Lender are parties to a Credit Agreement, dated as of June 16, 1997 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

   B. The Borrower has requested that the Lender (i) extend the maturity date of the revolving credit facility and (ii) agree to certain amendments to the Credit Agreement. The Lender has agreed to extend the maturity date and effect such amendments upon the terms and conditions set forth herein.


                             STATEMENT OF AGREEMENT

   NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   AMENDMENTS

   1.1 MARGIN PERCENTAGE. The definition of "Margin Percentage" in SECTION 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Margin  Percentage"  shall mean, at any time, (a) if
                   to be added to the LIBOR Rate pursuant to SECTION 2.6 for purposes of determining the Adjusted LIBOR Rate, 0.40%, and
                   (b) if to be used in calculating the facility fee payable pursuant to SECTION 2.7, 0.10%.

   1.2 STATUTORY SURPLUS. SECTION 6.2 of the Credit Agreement is hereby amended by deleting the reference to $575,000,000" and replacing it with $800,000,000".

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                                   ARTICLE II

                           EXTENSION OF MATURITY DATE

   Pursuant to SECTION 2.16 of the Credit Agreement, the Borrower has requested that the Lender extend the Maturity Date to June 10, 2000. The Lender, subject to the terms and conditions of this Amendment, hereby extends the Maturity Date to June 10, 2000.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

   The Borrower hereby represents and warrants to the Lender as follows:

   3.1 REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

   3.2 NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.


                                   ARTICLE IV

                                  MISCELLANEOUS

   4.1 EFFECT OF AMENDMENT. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, or restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

   4.2 GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey (without regard to the conflicts of law provisions thereof).

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   4.3 EXPENSES.  The Borrower   agrees  to  pay  upon  demand  all   reasonable
out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

   4.4 SEVERABILITY. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

   4.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

   4.6 CONSTRUCTION. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

   4.7 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

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   IN WITNESS WHEREOF, the  parties  hereto  have  caused  this  Amendment to be executed by their duly authorized officers as of the date first above written.


                              EVEREST REINSURANCE HOLDINGS, INC.


                              By:      /S/ Stephen L. Limauro
                                       -------------------------------------

                              Title:   Senior Vice President and Comptroller
                                       -------------------------------------


                              FIRST UNION NATIONAL BANK


                              By:      /S/ Thomas L. Stitchberry
                                       -------------------------------------

                              Title:   Senior Vice President
                                       -------------------------------------



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